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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                               -----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 14, 2004

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                           Merrill Lynch & Co., Inc.
            (Exact Name of Registrant as Specified in its Charter)

         Delaware                   1-7182                  13-2740599
     (State or Other             (Commission             (I.R.S. Employer
     Jurisdiction of             File Number)          Identification No.)
      Incorporation)

                 4 World Financial               10080
               Center, New York, New
                        York
               (Address of Principal           (Zip Code)
                 Executive Offices)

      Registrant's telephone number, including area code: (212) 449-1000

        (Former Name or Former Address, if Changed Since Last Report.)

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Item_9. Regulation FD Disclosure

Merrill Lynch & Co., Inc. plans to announce fourth quarter and full year 2003 operating results on Wednesday, January 21, 2004. Ahmass Fakahany, executive vice president and chief financial officer, plans to host a conference call that day at 10:00 a.m. (EST) to review these results with the investment community. The general public is invited to listen to the call by dialing (888) 810-0245 (inside the United States & Canada) or (706) 634-0180 (outside the United States), or via a live audio webcast at www.ir.ml.com. On-demand webcast replay will be available shortly after the call at the same web address.

                                     * * *

Merrill Lynch may make forward-looking statements, including, for example, statements about management expectations, strategic objectives, business prospects, anticipated expense savings and financial results, anticipated results of litigation and regulatory proceedings, and other similar matters. These forward-looking statements are not statements of historical facts and represent only Merrill Lynch's beliefs regarding future events, which are inherently uncertain. There are a variety of factors, many of which are beyond Merrill Lynch's control, which affect its operations, performance, business strategy and results and could cause its actual results and experience to differ materially from the expectations and objectives expressed in any forward-looking statements. These factors include, but are not limited to, actions and initiatives taken by both current and potential competitors, the effect of current, pending and future legislation and regulation, and the other risks detailed in Merrill Lynch's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K. Accordingly, readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date on which they are made. Merrill Lynch does not undertake to update forward-looking statements to reflect the impact of circumstances or events that arise after the date the forward-looking statement was made. The reader should, however, consult any further disclosures Merrill Lynch may make in its reports on Form 10-K, Form 10-Q and Form 8-K.

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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                  MERRILL LYNCH & CO., INC.
                                                        (Registrant)

                                              By:  /s/  Judith A. Witterschein
                                                  ------------------------------
                                                     Judith A. Witterschein
                                                       Corporate Secretary

Date: January 14, 2004

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